UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 29, 2003


                                 MILACRON INC.


--------------------------------------------------------------------------------


            (Exact name of registrant as specified in its charter)


DELAWARE                               I-8475                     31-1062125
(State or other                   (commission File                (IRS Employer
jurisdiction of                        Number)                    Identification
incorporation)                                                    No.)


         2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio 45206
         ---------------------------------------------------------------
          (address of principal executive offices)        (ZIP Code)


      Registrant's principal number, including area code: (513) 487-5000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

         Exhibit
         No.      Description
         -------  ------------------------------------------------------------
         99.1     Earnings release issued by Milacron Inc. on July 29, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 29, 2003, Milacron Inc. (the "Company") issued an earnings release announcing its results for the second quarter of 2003, which is furnished as Exhibit 99.1 hereto. The Company's earnings release presents pre-tax operating earnings (loss) adjusted for restructuring charges, provision (benefit) for income taxes excluding amounts related to restructuring charges and after-tax restructuring charges. The Company's management believes that describing the Company's operating results using these non-GAAP financial measures is useful to investors because these non-GAAP financial measures provide investors with a basis for comparing the Company's results for its most recently completed financial period to its results in prior periods. In addition, the Company's management believes that the use of provision (benefit) for income taxes excluding amounts related to restructuring charges and after-tax restructuring charges provides investors with information that is not otherwise available in, and could not be derived from, the Company's financial statements due to differences in tax effects between jurisdictions and fiscal periods. Finally, pre-tax operating earnings
(loss) adjusted for restructuring charges, provision (benefit) for income taxes excluding amounts related to restructuring charges and after-tax restructuring charges are the basis on which management reports to the Company's Board of Directors and represent measures which management believes are used by analysts and investors following the Company.

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MILACRON INC.




Date: July 29, 2003                         By:    /s/ Robert P. Lienesch
                                               -------------------------------
                                                   Robert P. Lienesch
                                                   Vice President - Finance
                                                   And Chief Financial Officer

EXHIBIT INDEX

        Exhibit
        No.        Description
        -------    -----------------------------------------------------------
        99.1       Earnings release issued by Milacron Inc. on July 29, 2003.